                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]   Preliminary Proxy Statement              [_] Confidential, For Use of the
[X]   Definitive Proxy Statement                   Commission Only (as permitted
[_]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]   Soliciting Material Under Rule 14a-12

                     EXCELSIOR PRIVATE EQUITY FUND II, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      (5)   Total fee paid:

      --------------------------------------------------------------------------

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      --------------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

      (3)   Filing Party:

      --------------------------------------------------------------------------

      (4)   Date Filed:

      --------------------------------------------------------------------------

[LOGO] EXCELSIOR FUNDS
Advised by U.S. Trust

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.
                             114 West 47th Street
                         New York, New York 10036-1532

Dear Shareholder:

   You are cordially invited to attend the Annual Meeting (the "Meeting") of Shareholders of Excelsior Private Equity Fund II, Inc. (the "Company") to be held on Friday, March 22, 2002 at 10:00 a.m., New York time, at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532.

   At the Meeting, shareholders of the Company will be asked to vote on the election of four directors.

   Whether or not you plan to attend the Meeting, your vote is needed. Whether or not you plan to attend the Meeting, please complete, sign and return the enclosed Proxy Card promptly. A postage-paid envelope is enclosed for this purpose.

   We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                          Sincerely yours,

                                          /s/ DAVID I. FANN

                                          David I. Fann
                                          President and Chief Executive Officer

            Shareholders Are Urged to Sign and Return the Enclosed
                     Proxy Card in the Enclosed Envelope.

[LOGO] EXCELSIOR FUNDS
Advised by U.S. Trust

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                              February 14, 2002

To the Shareholders of
Excelsior Private Equity Fund II, Inc.:

   The Annual Meeting of Shareholders (the "Meeting") of Excelsior Private Equity Fund II, Inc. (the "Company") will be held on Friday, March 22, 2002 at 10:00 a.m., New York time, at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532.

   The Meeting will be held for the following purposes:

    1. to elect each of Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy as directors of the Company; and

    2. the transaction of such other business as may properly come before the Meeting or any adjournments thereof.

   The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on January 25, 2002 have the right to vote at the Meeting. Whether or not you plan to attend the Meeting, we urge you to fill in, sign and promptly return the enclosed Proxy Card or vote your proxy via telephonic or electronic means in order that the Meeting can be held and a maximum number of shares may be voted.

                                          By Order of the Board of Directors
                                            of Excelsior Private Equity Fund
                                            II, Inc.

                                          Cynthia Englert
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

   You may think your vote is not important, but it is vital. By law, the Annual Meeting of Shareholders of the Company scheduled for March 22, 2002 will have to be adjourned without conducting any business if less than a majority of the shares eligible to vote are represented at the Meeting. In that event, the Company would continue to solicit votes in an attempt to achieve a quorum. Clearly, your vote could be critical in allowing the Company to hold the Meeting as scheduled, so please return your proxy immediately.

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.
                             114 West 47th Street
                         New York, New York 10036-1532

                                PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Excelsior Private Equity Fund II, Inc. (the "Company"). The Annual Meeting of Shareholders will be held at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532 on Friday, March 22, 2002 at 10:00 a.m., New York time (the "Meeting"). This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about February 14, 2002.

   It is expected that the solicitation of proxies will be primarily by mail. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Company. The Company's officers, investment adviser and administrator may assist in the solicitation of proxies by telephone, telegraph, facsimile, personal interview or the Internet. If the Company records proxy votes by telephone or the Internet, it will use procedures to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed Proxy Card or by attending the Meeting and electing to vote in person. Proxies given by telephone or the Internet may be revoked at any time before they are voted in the same manner as proxies given by mail.

   The following summarizes the proposal to be voted on at the Meeting.

Proposal

    1. To elect each of Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy as directors of the Company.

   A Proxy Card is enclosed with respect to the shares you own in the Company. If the Proxy is executed and returned properly, the shares represented by it will be voted at the Meeting in accordance with your instructions. Each share is entitled to one vote.

   Shareholders are requested to complete the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

    The Company's Board of Directors Unanimously Recommends a Vote in Favor of the Proposal Described in this Proxy Statement.

Dated: February 14, 2002

                                 INTRODUCTION

   The Company has been organized as a Maryland corporation to engage in the business of a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). This Meeting constitutes an annual meeting of shareholders that has been called to consider a proposal relating to the matter discussed below.

                       PROPOSAL 1: ELECTION OF DIRECTORS

   The proposal to be considered at the Meeting is the election of the directors of the Company.

   At the Meeting, shareholders will be asked to consider the election of four nominees who will constitute the entire Board of Directors of the Company.

   Each director so elected will hold office until his successor is elected and qualified, or until his term as a director is terminated as provided in the Company's by-laws. The persons named as proxies in the accompanying Proxy Card have been designated by the Board and intend to vote for the nominees named below, unless otherwise directed. Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy are incumbent directors. Mr. Bernstein and Mr. Murphy were appointed as directors of the Company by the sole incorporator in the Articles of Incorporation dated March 20, 1997. Mr. Hover was appointed as a director on December 9, 1998 by the then current directors in order to fill a vacancy on the Board of Directors. Mr. Imbimbo was appointed as a director on April 6, 2000 to fill a vacancy on the Board of Directors. The nominees have consented to serve as directors.

   All shares represented by valid proxies will be voted in the election of directors for each nominee named below unless authority to vote for all nominees or a particular nominee is withheld. The four nominees who receive the highest number of votes cast at the Meeting will be elected as directors. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend, unless a decision is made to reduce the number of directors. For more information, see "Voting Information--Quorum." The following tables set forth certain information about each of the nominees:

                                                                                                          Number of
                          Position(s)    Term of Office                                               Portfolios in Fund
                           Held with     and Length of          Principal Occupation(s) During         Complex Overseen
 Name, Address and Age    the Company     Time Served         Past 5 Years and Other Affiliations        by Director*
-----------------------  ------------  ------------------ ------------------------------------------- ------------------
John C. Hover II, 58**   Director and  Annual terms since Mr. Hover retired as an Executive Vice              4
United States Trust      Chairman of   December 9, 1998   President and Director of U.S. Trust in
Company of New York      the Board                        1998 after 22 years of service. He was
114 West 47th Street                                      responsible for the Personal Asset
New York, NY 10036-1532                                   Management and Private Banking Group
                                                          and served as Chairman of U.S. Trust
                                                          International. Prior to joining U.S. Trust,
                                                          he was a commercial banker with
                                                          Chemical Bank. Mr. Hover received his
                                                          B.A. degree in English Literature from
                                                          the University of Pennsylvania and a
                                                          M.B.A. degree in Marketing from The
                                                          Wharton School. He is a trustee of the
                                                          University of Pennsylvania, and is
                                                          Chairman of the Board of Overseers of
                                                          the University's Museum of Archaeology
                                                          and Anthropology. He is a trustee and
                                                          Vice President of the Penn Club of
                                                          New York.
-------------
*The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc.,
 Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Hedge Fund of Funds I,
 LLC.
**Mr. Hover is an interested person of the Company, as defined in the 1940 Act, due to the fact that he holds securities of The Charles Schwab Corporation, a parent company of the investment adviser.

                                                                                                          Number of
                          Position(s)    Term of Office                                               Portfolios in Fund
                           Held with     and Length of          Principal Occupation(s) During         Complex Overseen
 Name, Address and Age    the Company     Time Served         Past 5 Years and Other Affiliations        by Director*
-----------------------  ------------  ------------------ ------------------------------------------- ------------------

Gene M. Bernstein, 54    Director and  Annual terms since Mr. Bernstein is a Director of NIC                  5
United States Trust      Member of     March 20, 1997     Holding Corp. Prior to that he served as
Company of New York      the Audit                        Dean of the Skodneck Business
114 West 47th Street     Committee                        Development Center at Hofstra
New York, NY 10036-1532                                   University in Hempstead, New York from
                                                          2000-2001. From 1982 to 2000 he served
                                                          in a variety of positions--including
                                                          President and Vice Chairman--at
                                                          Northville Industries, a third generation
                                                          privately held petroleum marketing,
                                                          distribution, trading and storage
                                                          company. He is a former Chairman and
                                                          current member of the Board of Trustees
                                                          at his alma mater, Alfred University, from
                                                          which he holds a B.A. degree in English
                                                          Literature. He also has an M.A. degree in
                                                          English Literature from the University of
                                                          Wisconsin and a Ph.D. in English
                                                          Literature from the University of
                                                          Massachusetts.

                                                                                                          Number of
                           Position(s)    Term of Office                                              Portfolios in Fund
                            Held with     and Length of         Principal Occupation(s) During         Complex Overseen
  Name, Address and Age    the Company     Time Served        Past 5 Years and Other Affiliations        by Director*
-------------------------- ------------ ------------------ ------------------------------------------ ------------------

Stephen V. Murphy, 55      Director and Annual terms since Since 1991, Mr. Murphy has been                    5
United States Trust        Member of    March 20, 1997     President of S.V. Murphy & Co., Inc., an
Company of New York        the Audit                       investment banking firm that specializes
114 West 47th Street       Committee                       in mergers and acquisitions, divestitures
New York, NY 10036-1532                                    and strategic and capital-related advisory
                                                           services for financial and other
                                                           institutions. From 1988 until 1990, he was
                                                           Managing Director of Merrill Lynch
                                                           Capital Markets in charge of the
                                                           Financial Institutions Mergers and
                                                           Acquisitions Department. Prior to 1988,
                                                           Mr. Murphy was Managing Director of
                                                           The First Boston Corporation where he
                                                           headed up its Investment Banking
                                                           Department's Commercial Bank Group.
                                                           Mr. Murphy holds a B.S.B.A. degree from
                                                           Georgetown University and a M.B.A.
                                                           degree from Columbia University.

Victor F. Imbimbo, Jr., 48 Director and Annual terms since Mr. Imbimbo was the founder of Bedrock             5
United States Trust        Member of    April 6, 2000      Communications, Inc., a consulting
Company of New York        the Audit                       company addressing the merger of
114 West 47th Street       Committee                       traditional and digital communications
New York, NY 10036-1532                                    solutions, in 1996. He was also the
                                                           founder of the Hadley Group, a
                                                           promotional marketing company, in 1985,
                                                           which he ran until 1996. Prior to 1985,
                                                           Mr. Imbimbo held marketing positions
                                                           with Miller Brewing Company and
                                                           General Mills. While at Miller Brewing
                                                           Company, Mr. Imbimbo oversaw all new
                                                           product development and marketing. Mr.
                                                           Imbimbo holds a B.S. degree and a
                                                           M.B.A. degree from Purdue University.

-------------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Hedge Fund of Funds I, LLC.

   In the fiscal year of the Company ended October 31, 2001, the directors met 5 times. Each of Messrs. Bernstein, Hover, Murphy and Imbimbo attended all of the meetings of the Board.

   The Company does not have standing nominating or compensation committees. The Company has a standing audit committee that convened twice during the fiscal year ended October 31, 2001. The audit committee reviews both the audit and non-audit work of the Company's independent public accountants, submits recommendations to the board of directors as to the selection of independent public accountants and reviews compliance of the Company with regulations of the Securities and Exchange Commission and the Internal Revenue Service and other related matters. As of January 23, 2001, the Board of Directors adopted a written charter for the audit committee and that charter has not been amended since attached as part of the Company's Proxy Statement for its 2001 Annual Shareholders Meeting. Messrs. Bernstein, Imbimbo and Murphy, each of whom is an independent director, are members of the audit committee.

   Audit Committee Report. The audit committee has reviewed and discussed the audited financial statements with management and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) with the independent auditors. The audit committee has received written disclosures and a letter from the independent accountants as required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountants' independence. Based on the foregoing, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2001. The audit committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining Ernst & Young LLP's independence.

                                                     Gene M. Bernstein
                                                     Stephen V. Murphy
                                                     Victor F. Imbimbo, Jr.

   Each director receives an annual fee of $9,000 and a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred for attending meetings. The Company does not have a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits. No person who is an officer, director or employee of United States Trust Company of New York or U.S. Trust Company (together, "U.S. Trust" or the "Investment Adviser") or of any parent, subsidiary or affiliate thereof, who serves as an officer, director or employee of the Company, receives any compensation from the Company.

   The following charts provide certain information about the fees received by the directors in the fiscal year ended October 31, 2001.

                                                          Total Compensation
                                                           from the Company
                                   Aggregate Compensation and Fund Complex*
      Name of Person, Position        From the Company     Paid to Director
    -----------------------------  ---------------------- ------------------
    John C. Hover II**............        $16,500         $53,250 (4 Funds)
      Director

-------------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Hedge Fund of Funds I, LLC.
** Mr. Hover is an interested person of the Company.

                                                          Total Compensation
                                                           from the Company
                                   Aggregate Compensation and Fund Complex*
      Name of Person, Position        From the Company    Paid to Directors
    -----------------------------  ---------------------- ------------------
    Gene M. Bernstein.............        $16,500         $67,750 (5 Funds)
      Director
    Stephen V. Murphy.............        $16,500         $67,750 (5 Funds)
      Director
    Victor F. Imbimbo, Jr.........        $16,500         $67,750 (5 Funds)
      Director

-------------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Hedge Fund of Funds I, LLC.

   The following charts provide certain information relating to the directors' security ownership in the Fund and Fund Complex.

                                                 Aggregate Dollar Range of
                                                 Equity Securities in All
                                                     Funds Overseen by
                         Dollar Range of Equity    Director in Family of
       Name of Director  Securities in the Fund*   Investment Companies*
      ------------------ ----------------------- -------------------------
      John C. Hover II**     $10,001-$50,000           over $100,000

-------------
*  Security valuations as of December 31, 2001.
** Mr. Hover is an interested person of the Company.

                                                   Aggregate Dollar Range of
                                                   Equity Securities in All
                                                       Funds Overseen by
                           Dollar Range of Equity    Director in Family of
       Name of Director    Securities in the Fund*   Investment Companies*
    ---------------------- ----------------------- -------------------------
    Gene M. Bernstein.....     over $100,000             over $100,000
    Stephen V. Murphy.....    $50,001-$100,000           over $100,000
    Victor F. Imbimbo, Jr.          none                $10,001-$50,000

-------------
*  Security valuations as of December 31, 2001.

         The Company's Board of Directors Unanimously Recommends that ShareholdersVote "FOR" Each of the Foregoing Nominees for Director.

                              VOTING INFORMATION

   Record Date. Only shareholders of record at the close of business on January 25, 2002 will be entitled to vote at the Meeting. On that date, the number of outstanding shares of the Company was 195,730. All shares of the Company will vote in the aggregate.

   You should send your proxy in by one of the following methods.

    1. Complete, sign and return the enclosed Proxy Card promptly in the postage-paid envelope.
    2. Call 1-800-690-6903. Enter the 12-digit control number on the enclosed Proxy Card and follow the telephone instructions.
    3. Use the Internet at www.proxyvote.com. Enter the 12-digit control number on the enclosed Proxy Card and follow the instructions on the website.

   In accordance with Section 2-507 of the Maryland General Corporation Law, shareholders may authorize the persons named as proxies to vote their shares by telephone, telegram or other electronic means, including the Internet.

   Quorum. A quorum is constituted with respect to the Company by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Because they are not considered to be votes cast, abstentions and broker "non-votes" will have no effect on the election of directors.

   In the event that a quorum is not present at the Meeting (or at any adjournment thereof) or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor of adjournment. However, if a quorum is present at the Meeting but it appears that one or more proposals may not receive shareholder approval, the persons named as proxies may propose an adjournment of the Meeting.

   For an adjournment to occur, sufficient votes to adjourn must be voted in favor of adjournment. The persons named as proxies will vote the following shares in favor of adjournment:

    . all shares for which they are entitled to vote in favor of (i.e., "FOR") any of the proposals that will be considered at the adjourned meeting; and

    .  abstentions.

   The persons named as proxies will vote the following shares against adjournment:

    . all shares for which they must vote "AGAINST" all proposals that will be considered at an adjourned meeting.

   A shareholder vote may be taken with respect to the Company on any (but not all) of the proposals prior to any such adjournment as to which sufficient votes have been received for approval.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   As of January 22, 2002, certain beneficial owners, the directors, the chief executive officer and the directors and executive officers as a group held of record the following shares. Except as set forth below, to the Company's knowledge and based solely on a review of Forms 13D and 13G filed with the Securities and Exchange Commission (or the lack of such filings, as the case may be), no other person beneficially owned more than 5% of the Company's shares.

                                                       Amount and Nature
                                                         of Beneficial
Title of Class Name and Address of Beneficial Owner(1)   Ownership (#)    Percent of Class (%)
-------------- --------------------------------------- -----------------  --------------------
Common Shares. United States Trust Company of New York  175,394 shares(2)        89.61
               John C. Hover II                              15 shares             *
               Gene M. Bernstein                            200 shares(3)          *
               Stephen V. Murphy                            125 shares             *
               David I. Fann(4)                              25 shares             *
               Directors and executive officers
               as a group (11 persons)                      473 shares             *

-------------
 * Less than one percent.
(1)The address for all, except David I. Fann, is c/o United States Trust Company of New York, 114 West 47th Street, New York, NY 10036-1532.
(2)United States Trust Company of New York has sole or shared voting and/or investment power over all of such shares which are beneficially owned by its clients. United States Trust Company of New York disclaims beneficial ownership of all such shares.
(3)Includes 100 shares beneficially owned by Mr. Bernstein's wife for which Mr. Bernstein disclaims beneficial ownership.
(4)The address for David I. Fann is c/o U.S. Trust Company, N.A., 5 Palo Alto Square, 9th Floor, 3000 Camino Real, Palo Alto, CA 94306.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under the federal securities laws, the Company's directors and executive officers and any persons holding more than 10% of the Company's outstanding shares are required to report their ownership of the Company's shares and any changes in ownership of the Company's shares to the Company and the Securities and Exchange Commission. To the best of the Company's knowledge, these filings have all been satisfied by the Company's directors and executive officers.

                                 OTHER MATTERS

   Shareholder proposals intended for inclusion in the Company's proxy statement in connection with the Company's 2003 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), must be received by the Company at the Company's principal executive offices by October 17, 2002. In order for proposals made outside of Rule 14a-8 under the Securities Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Securities Exchange Act, such proposals must be received by the Company at the Company's principal executive offices not later than December 31, 2002. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders should send such proposal to the Company at: c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905, Attention: Secretary.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Company.

   Shareholders may receive a copy of the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2001 without charge by submitting a request in writing to the Company at: c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905, Attention: Cynthia Englert, Secretary.

   Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders can notify the Company that they would like to receive a separate copy of the proxy statement by submitting a request in writing to the Company at: c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905, Attention: Cynthia Englert, Secretary, or via telephone at (203) 352-4400. Shareholders sharing an address and receiving multiple copies of proxy statements may request to receive a single copy by contacting the Company as set forth above.

                        INDEPENDENT PUBLIC ACCOUNTANTS

   The board of directors, including all of the directors who are not "interested persons" of the Company (as defined in the 1940 Act), selected Ernst & Young LLP as the Company's independent public accountants at a meeting held on December 20, 2001. Since the Company complies with the provisions of Rule 32a-4 of the 1940 Act, it is not required to submit the selection of independent auditors to shareholders for ratification. Ernst & Young LLP, with offices at 787 Seventh Avenue, New York, New York, 10019, has served as the Company's independent public accountants since the date of the inception of the Company. A representative of Ernst & Young LLP is expected to be available at the Meeting to respond to appropriate questions should any matter arise requiring consultation with the accountants, and Ernst & Young LLP will be given the opportunity to make a statement if it chooses.

                     FEES PAID TO INDEPENDENT ACCOUNTANTS

   Audit Fees. The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for the fiscal year ended October 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $53,000.

   Financial Information Systems Design and Implementation Fees. The aggregate fees billed for non-audit professional services relating to the Company's financial information systems rendered by Ernst & Young LLP for the Company's fiscal year ended October 31, 2001 were $0.

   All Other Fees. The aggregate fees billed for all other services rendered by Ernst & Young LLP for the Company's fiscal year ended October 31, 2001 were $401,154.

                            ADDITIONAL INFORMATION

   Investment Adviser. United States Trust Company of New York, which has its principal offices at 114 West 47th Street, New York, New York 10036-1532, is a New York state chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, which has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905, is a Connecticut state chartered bank and trust company. United States Trust Company of New York and U.S. Trust Company serve as co-investment advisers to the Company under an investment advisory agreement with the Company, and each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which has its principal offices at 114 West 47th Street, New York, New York 10036-1532, and which is, in turn, a wholly-owned subsidiary of The Charles Schwab Corporation, which has its principal offices at 120 Kearney Street, San Francisco, California 94108.

   Administrator. As of January 2002, PFPC Inc., which is located at 103 Bellevue Parkway, Wilmington, DE 19809, is the administrator for the Company.

   Other. The Company does not currently employ a principal underwriter.

   Officers. Officers of the Company are elected by the directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company's officers:

                          Position(s) Held    Length of            Principal Occupation(s) During
 Name, Address and Age    with the Company   Time Served         Past 5 Years and Other Affiliations
------------------------ ------------------- ----------- ----------------------------------------------------
David I. Fann, 37        President and Chief Since       Mr. Fann serves as President and Chief Executive
U.S. Trust Company, N.A. Executive Officer   March 1998  Officer of UST Private Equity Investors Fund, Inc.
5 Palo Alto Square                                       and Co-Chief Executive Officer and President of
9th Floor                                                Excelsior Venture Partners III, LLC and Excelsior
3000 Camino Real                                         Venture Investors III, LLC and as Managing
Palo Alto, CA 94306                                      Director of U.S. Trust. He is focused on direct
                                                         investments in information services and life
                                                         sciences. Prior to joining U.S. Trust in April 1994,
                                                         Mr. Fann served in various capacities for Citibank
                                                         from 1986 through 1994, including, as a Vice
                                                         President of Citibank and its small business
                                                         investment company subsidiary, Citicorp Venture
                                                         Capital Ltd. from 1991 until 1994. While at Citicorp
                                                         Venture Capital Ltd., Mr. Fann invested in buyout
                                                         and venture capital transactions and venture capital
                                                         funds and served on the board of directors of
                                                         several of its portfolio companies. Mr. Fann holds a
                                                         B.A.S. degree in Industrial Engineering and
                                                         Economics from Stanford University. Mr. Fann
                                                         serves on the United States Trust Company of New
                                                         York Portfolio Policy Committee, Strategy Review
                                                         Committee and Special Fiduciary Committee. Mr.
                                                         Fann is on the boards of Cenquest, Inc., Curon
                                                         Medical, Inc. and Protogene Laboratories, Inc.

                        Position(s) Held  Length of             Principal Occupation(s) During
 Name, Address and Age  with the Company Time Served          Past 5 Years and Other Affiliations
----------------------- ---------------- ----------- -----------------------------------------------------

Douglas A. Lindgren, 39 Chief Investment Since       Mr. Lindgren serves as Executive Vice President of
U.S. Trust Company      Officer and      March 1998  UST Private Equity Investors Fund, Inc. and Co-
225 High Ridge Road     Executive Vice               Chief Executive Officer and Chief Investment
Stamford, CT 06905      President                    Officer of Excelsior Venture Partners III, LLC and
                                                     Excelsior Venture Investors III, LLC and as
                                                     Managing Director of U.S. Trust. He is focused on
                                                     direct investments in information technology,
                                                     information services and communications. Prior to
                                                     joining U.S. Trust in April 1995, Mr. Lindgren
                                                     served in various capacities for Inco Venture Capital
                                                     Management ("IVCM") from January 1988 through
                                                     March 1995, including President and Managing
                                                     Principal from January 1993 through March 1995.
                                                     While at IVCM, Mr. Lindgren invested in venture
                                                     capital and buyout transactions and served on the
                                                     board of directors of several of its portfolio
                                                     companies. Before joining IVCM, Mr. Lindgren was
                                                     employed by Salomon Brothers Inc. and Smith
                                                     Barney, Harris Upham & Co., Inc. He is an Adjunct
                                                     Professor of Finance at Columbia University's
                                                     Graduate School of Business, where he has taught
                                                     courses on venture capital since 1993. Mr. Lindgren
                                                     holds M.B.A. and B.A. degrees from Columbia
                                                     University. He serves on the United States Trust
                                                     Company of New York Portfolio Policy Committee.
                                                     Mr. Lindgren is on the boards of Cross Media
                                                     Marketing, Inc., Ethertronics, Inc., MarketFirst
                                                     Software, Inc., OpVista, Inc. and PowerSmart, Inc.

Brian F. Schmidt, 42    Chief Financial  Since       Chief Financial Officer of UST Private Equity
U.S. Trust Company      Officer          March 1998  Investors Fund, Inc., Excelsior Venture Partners III,
225 High Ridge Road                                  LLC and Excelsior Venture Investors III, LLC and
Stamford, CT 06905                                   Senior Vice President of U.S. Trust, Mr. Schmidt is
                                                     the Division Manager of Mutual Funds with U.S.
                                                     Trust. He is responsible for the operation and
                                                     administration of the Excelsior Family of Funds and
                                                     the U.S. Trust Co. Common Trust Funds. Mr.
                                                     Schmidt joined U.S. Trust in 1991 from Prudential
                                                     Insurance Company of America, where he was
                                                     Director of Accounting. Prior to that he was a
                                                     senior accounting manager at Dreyfus Corporation.
                                                     Mr. Schmidt has 20 years of experience in financial
                                                     services, concentrating in mutual funds. He
                                                     received his B.S. degree from Marist College. He is
                                                     on the Accountant's and Treasurer's Committee of
                                                     the Investment Company Institute.

Frank D. Bruno, 41      Treasurer        Since       Treasurer of UST Private Equity Investors Fund,
U.S. Trust Company                       March 1998  Inc., Excelsior Venture Partners III, LLC and
225 High Ridge Road                                  Excelsior Venture Investors III, LLC and Vice
Stamford, CT 06905                                   President of U.S. Trust, Mr. Bruno is a Vice
                                                     President in the Mutual Funds Administration
                                                     Department of an affiliate of U.S. Trust. Prior to

                         Position(s) Held  Length of             Principal Occupation(s) During
 Name, Address and Age   with the Company Time Served          Past 5 Years and Other Affiliations
------------------------ ---------------- ----------- -----------------------------------------------------

                                                      joining U.S. Trust in March 1994, he worked for the
                                                      Dreyfus Corporation and PriceWaterhouse. Mr.
                                                      Bruno received his B.S. degree from the
                                                      Pennsylvania State University.

Lee A. Gardella, 34       Vice President  Since       Vice President of UST Private Equity Investors
U.S. Trust Company                        March 1998  Fund, Inc., Excelsior Venture Partners III, LLC,
225 High Ridge Road                                   Excelsior Venture Investors III, LLC and U.S. Trust,
Stamford, CT 06905                                    Mr. Gardella joined U.S. Trust in September 1997.
                                                      He is focused on direct investments in information
                                                      technology companies and on fund investments.
                                                      Mr. Gardella currently has monitoring
                                                      responsibilities for several portfolio companies
                                                      including Captura Software, Inc. and LogicVision,
                                                      Inc. From July 1994 to September 1997, Mr.
                                                      Gardella held several positions with the Edison
                                                      Venture Fund, an expansion-stage venture capital
                                                      firm in Lawrenceville, N.J. In addition, Mr. Gardella
                                                      has worked at Wilshire Associates and National
                                                      Steel Corporation. Mr. Gardella has served as a
                                                      director of the Greater Philadelphia Venture
                                                      Group. He received a M.B.A. degree from the
                                                      University of Notre Dame and a B.S.B.A. degree in
                                                      Finance from Shippensburg University. Mr.
                                                      Gardella is a Chartered Financial Analyst. Mr.
                                                      Gardella is on the board of ClearOrbit, Inc.

James F. Rorer, 31        Vice President  Since       Vice President of UST Private Equity Investors
U.S. Trust Company, N.A.                  March 2000  Fund, Inc., Excelsior Venture Partners III, LLC and
5 Palo Alto Square                                    Excelsior Venture Investors III, LLC and U.S. Trust,
9th Floor                                             Mr. Rorer is focused on direct investments in
3000 Camino Real                                      information services and life sciences. Prior to
Palo Alto, CA 94306                                   joining U.S. Trust in May 1999, he worked at Bain &
                                                      Company ("Bain"), a leading global strategic
                                                      consulting firm, from September 1996 until April
                                                      1999. He was a consultant in the Private Equity
                                                      Practice, providing strategic due diligence services
                                                      to large private equity firms. In addition, Mr. Rorer
                                                      also spent time in Bain's standard consulting
                                                      practice, working with companies on a variety of
                                                      strategic issues in a number of different industries
                                                      including automotive, electric power,
                                                      telecommunications, consumer products and
                                                      financial services. Mr. Rorer was an investment
                                                      banking analyst at CS First Boston from 1992 to
                                                      1994, where he worked on mergers and acquisitions
                                                      and financing for banks and consumer finance
                                                      companies. Mr. Rorer graduated from Duke
                                                      University, Phi Beta Kappa, with a degree in
                                                      Economics and Mathematics. He holds a M.B.A.
                                                      degree from Harvard Business School.

                        Position(s) Held     Length of              Principal Occupation(s) During
Name, Address and Age   with the Company    Time Served           Past 5 Years and Other Affiliations
--------------------- -------------------- -------------- ----------------------------------------------------

 Cynthia Englert, 37  Chief Administrative Since          Chief Administrative Officer and Secretary of UST
 U.S. Trust Company   Officer and          September 2001 Private Equity Investors Fund, Inc., Excelsior
 225 High Ridge Road  Secretary                           Venture Partners III, LLC and Excelsior Venture
 Stamford, CT 06905                                       Investors III, LLC, Ms. Englert joined U.S. Trust as
                                                          Vice President of Finance and Administration in
                                                          August 2001. She has held positions in fund
                                                          accounting and administration at Whitney & Co.
                                                          and various management reporting and financial
                                                          analysis positions at Greenwich Capital Markets,
                                                          Inc. Ms. Englert graduated from Holy Cross College
                                                          with a B.A. degree in English. She holds a M.B.A.
                                                          degree from the University of Connecticut.

   All officers of the Company are employees and/or officers of the Investment Adviser.

   Risk Factors. An investment in the securities of a business development company, such as the Company, involves certain risks not present in an investment in the securities of other companies, including other types of management investment companies.

   Portfolio Investment Risk. Under the 1940 Act, a business development company generally must be operated for the purpose of investing in the securities of certain present and former "eligible portfolio companies" or certain bankrupt or insolvent companies. Generally, eligible portfolio companies include companies that at the time of initial investment (i) do not have a class of securities included in the Federal Reserve Board's over-the-counter margin list (i.e., unregistered, private companies) or (ii) have total assets of less than $4 million, among other things. Although investing in such private or "small" companies offers the opportunity for significant capital gains, such investments also involve a high degree of business and financial risk that can result in substantial losses.

   The portfolio investments of the Company consist principally of securities of private companies that have been purchased in offerings not registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state's securities laws and may not be resold by the Company without registration or pursuant to an exemption. In addition, the securities of portfolio companies that are "public" companies may also be subject to restrictions on resale because they were acquired from the issuer in a "private placement" transaction or because the Company is deemed to be an affiliate of the issuer. Generally, the Company will not be able to sell these securities publicly without the expense and time required to register the securities under the Securities Act and applicable state securities laws, unless an exemption from such registration requirements is available. In addition, contractual or practical limitations may restrict the Company's ability to liquidate its securities in portfolio companies. These limitations on liquidity of the Company's investments could preclude or delay any disposition of such securities or reduce the amount of proceeds that might otherwise be realized.

   Incentive Compensation. Compensation paid by the Company to U.S. Trust is based in part on the capital appreciation of the Company's investments. Therefore, in making its investment decisions, U.S. Trust may have an incentive to make decisions that are riskier or more speculative than would be the case in the absence of this incentive compensation. For more information concerning the risks of investing in the Company, see the most recent prospectus of the Company which is included as a part of the Company's Registration Statement on Form N-2 (File No. 333-23811), which is filed with the Securities and Exchange Commission.

                         [LETTERHEAD OF EXCELSIOR FUNDS]

EXCELSIOR PRIVATE EQUITY FUND II, INC.
400 BELLEVUE PARKWAY
WILMINGTON, DE 19809

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF EXCELSIOR PRIVATE EQUITY FUND II, INC. (THE "COMPANY").

         This proxy is solicited by the Board of the Company for use at an annual meeting of shareholders to be held on March 22, 2002, at 10:00 a.m. (New York time), at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036.

         The undersigned hereby appoints Frank D. Bruno, Brian F. Schmidt and Cynthia Englert, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments or postponements thereof, all shares representing interests in the Company held of record by the undersigned on January 25, 2002, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

         Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR each nominee for director.

         The proxies are authorized in their discretion to vote on any other business which may properly come before the meeting and any adjournments thereof. The proxies shall vote on adjournment in the manner contemplated by the Proxy Statement.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To vote by Telephone

1)       Read the Proxy Statement and have the Proxy card below at hand.

2)       Call 1-800-690-6903.

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)       Read the Proxy Statement and have the Proxy card below at hand.

2)       Go to Website www.proxyvote.com.

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

                   EXCEL1    KEEP THIS PORTION FOR YOUR RECORDS
              -----------------------------------------------------
                      DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
              -----------------------------------------------------

EXCELSIOR PRIVATE EQUITY FUND II, INC.

                           04 0000000000 214748570875

Vote On Directors

         01) John C. Hover II              03) Stephen V. Murphy
         02) Gene M. Bernstein             04) Victor F. Imbimbo, Jr.

         For                         Withhold                   For All
         All                         All                        Except
         [_]                          [_]                         [_]


To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

--------------------------------------------------------------------------------


--------------------------------              ----------------------------------
Signature                 Date                Signature (Joint Owners)      Date

(PLEASE SIGN WITHIN BOX)